UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 20, 2021

Emclaire Financial Corp
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

612 Main Street, Emlenton, Pennsylvania	16373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(844) 767-2311

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, par value $1.25 per share	EMCF	NASDAQ Capital Market (NASDAQ)
(Title of each Class)	(Trading Symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01      Changes in Registrant’s Certifying Accountant.

On January 20, 2021 (the “Notice Date”), Emclaire Financial Corp (the “Corporation”) notified Crowe LLP (“Crowe”) that it had been dismissed as the Company’s independent registered public accounting firm, effective as of the completion of the audit for the Corporation’s consolidated financial statements for the year ended December 31, 2020.  The decision to change the Corporation’s independent registered public accounting firm was approved by the Audit Committee of the Corporation’s Board of Directors.

On the Notice Date, the Company notified BKD, LLP (“BKD”) that it had been selected to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The engagement of BKD is subject to their client acceptance procedures.

Crowe performed audits of the Corporation’s consolidated financial statements for the years ended December 31, 2019 and 2018 and is currently preforming an audit for year ended December 31, 2020. Crowe’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2019, and from December 31, 2019 through the Notice Date, there were no (i) disagreements between the Corporation and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Crowe to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Corporation furnished Crowe with a copy of this report prior to filing with the SEC and requested that Crowe furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Corporation in this report insofar as they relate to Crowe’s audit services and engagement as the Corporation’s independent registered public accounting firm. Crowe has furnished a letter addressed to the SEC dated January 26, 2021, a copy of which is attached hereto as Exhibit 16.1.

During the two years ended December 31, 2019 and from December 31, 2019 through engagement of BKD as the Corporation’s independent registered public accounting firm, neither the Corporation nor anyone on its behalf has consulted BKD with respect to any accounting or auditing issues involving the Corporation.  In particular, there was no discussion with the Corporation regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation SK, with Crowe, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
16.1	Letter dated January 26, 2021 from Crowe, LLP to the Securities and Exchange Commission regarding the change in the Corporation’s independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: January 26, 2021	By:	/s/William C. Marsh
William C. Marsh
President and Chief Executive Officer